Exhibit 10.50


                                 March 30, 2006




Faith Bloom Limited
Youth Pioneer Park
Taian Economic and Development Zone
Taian City, Shandong Province
People's Republic of China
Attention:    Mr. Xiangzhi Chen, Chairman and CEO


         Re: Engagement of Sterne, Agee & Leach, Inc., and Global Hunter Securities, as Co-Placement Agents, of up to $15,000,000 of Common Stock of Faith Bloom Limited


Dear Mr. Chen:

         1. Engagement of Placement Agents. Faith Bloom Limited, a British Virgin Island Company (the "Company"), proposes to make a private placement (the "Offering") of up to $15,000,000 of the Company's common stock, par value $.01 per share (the "Securities"), pursuant to the exemptions from registration provided in the Securities Act of 1933, as amended (the "1933 Act"), applicable state securities laws, and the rules and regulations promulgated thereunder (the "Exemption"). By entering into this letter agreement (this "Agreement"), the Company agrees to engage Sterne, Agee & Leach, Inc. ("Sterne Agee") as its co-placement agent, and Global Hunter Securities as its co-placement agent ("Co-Placement Agent" and, together with Sterne Agee, the "Placement Agents"), in connection with the Offering. Subject to the immediately following sentence, by entering into this Agreement, each of the Placement Agents accepts such engagement and agrees to use its reasonable best efforts to place up to $15,000,000 of the Securities solely with investors which the Placement Agents reasonably believe to be "accredited investors", as such term is defined in Rule 501 of Regulation D promulgated under the 1933 Act. The Company hereby acknowledges and agrees that neither of the Placement Agents shall have, and that each of the Placement Agents specifically disclaims, any obligation to perform any of its obligations hereunder until such time as the Company shall have afforded the Placement Agents, and any of their respective representatives, the opportunity to make such investigations of the business, properties and financial and legal conditions of the Company and its subsidiaries as the Placement Agents shall have from time to time requested (the "Due Diligence Investigation"), and the Placement Agents shall have determined, in their respective sole and complete discretion, to act as the Company's managing placement agent and co-placement agent, respectively, in connection with the Offering. The offering price per share of Security shall be such price as is



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Faith Bloom Limited
March 30, 2006
Page 2


mutually agreeable to the Company and the Placement Agents. The Company shall prepare any and all offering documents necessary for the Offering to comply with all provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the rules and regulations of the Securities and Exchange Commission (the "SEC") promulgated under each of the 1933 Act and the 1934 Act, and any applicable state securities laws (the "Offering Documents"). The Placement Agents hereby acknowledge and agree that the Company may, in its sole discretion, reject any subscription for Securities presented to the Company by the Placement Agents. The parties to this Agreement hereby acknowledge and agree that Sterne Agee shall have exclusive authority to determine the manner in which the Securities will be allocated to the purchasers of the Securities.

         2. Fees.

         (a) In consideration of the Placement Agents' respective performance of the services described in Section 1 hereof, the Company agrees to pay the Placement Agents an aggregate fee equal to six percent (6%) of the gross proceeds received by the Company from the sale of the Securities placed by the Placement Agents in the Offering (the "Commissions"). The Commissions shall be paid in full by the Company to the Placement Agents, on a 50%/50% pro-rata basis, upon the closing of any sale of Securities in the Offering (each, a "Closing"), from time to time on an as-completed basis. In the event that this Agreement is terminated for any reason other than a breach of this Agreement by either of the Placement Agents, the Company shall pay the Placements Agents an aggregate fee (the "Termination Fee") equal to six percent (6%) of the gross proceeds of any sale of securities of the Company or any of its affiliates to any investor which either of the Placement Agents shall have from time to time specifically identified in writing to the Company as possibly having an interest in investing in the Company, provided such sale is consummated within one hundred eighty (180) days following the termination of this Agreement. Any Termination Fee payable hereunder shall be payable by the Company to the Placement Agents, on a 50%/50% pro-rata basis, immediately upon the closing of each such sale.

         (b) Regardless of whether or not the Offering is consummated, in whole or in part, or whether this Agreement is terminated, the Company shall reimburse each of the Placement Agents for all out-of-pocket expenses incurred by each such Placement Agent from time to time in connection with its performance of services under this Agreement, including, without limitation, each such Placement Agent's attorneys' fees and travel expenses, within ten (10) days following the Company's receipt of written demand therefor from each such Placement Agent; provided, however, that the Company shall not be obligated to reimburse the Placement Agents for more than $20,000 in out-of-pocket expenses.

         3. Representations, Warranties and Covenants of the Placement Agents. Each of the Placement Agents represents and warrants to, and agrees with, the Company that it is familiar or will make itself familiar with all applicable federal and state securities laws and the regulations thereunder which restrict the public sale and distribution of securities without a registration statement, qualification or exemption being in effect with respect thereto. In exercising its duties under this Agreement, each of the Placement Agents will not cause the Company to be engaged in a public offering.



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Faith Bloom Limited
March 30, 2006
Page 3


         4. Representations, Warranties and Covenants of the Company. The Company represents and warrants to, and agrees with, each of the Placement Agents as follows:

         (a) The Company will advise each of the Placement Agents promptly and consult with each of the Placement Agents regarding the drafting of the Offering Documents, and any amendments or supplements thereto, and all related documents, including, but not limited to, the private placement memorandum, subscription agreements, registration rights agreements, confidential investor questionnaires and any other documents associated with the Offering.

         (b) The Company will not distribute any Offering Documents, or any amendments or supplements thereto, that name either or both of the Placement Agents as a placement agent to any potential investor without the prior written consent of each such Placement Agent, which consent may be withheld by each such Placement Agent in its sole and complete discretion.

         (c) The Company will furnish to each of the Placement Agents copies of all Offering Documents in such quantities as each such Placement Agent may from time to time request.

         (d) The Offering Documents, and any amendments or supplements thereto, will conform in all respects to the requirements of the 1933 Act, the 1934 Act, the rules and regulations of the SEC promulgated under each of the 1933 Act and the 1934 Act, and any applicable state securities laws, and the Offering Documents, and any amendments or supplements thereto, will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty will not apply to statements or omissions made in reliance upon and in conformity with information furnished by the Placement Agents in writing to the Company in connection with the Offering Documents, or any amendment or supplement thereto.

         (e) If any event occurs as a result of which any of the Offering Documents, or any amendments or supplements thereto, would include an untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend any of the Offering Documents, or any amendments or supplements thereto, to otherwise comply with either or both of the 1933 Act or the 1934 Act, the rules and regulations of the SEC promulgated thereunder, or any applicable state securities laws, and such event is known to the Company, the Company will promptly (i) prepare an amendment or supplement thereto which will correct such statement or omission, or otherwise effect such compliance, (ii) file such amended or supplemented Offering Documents with the SEC or any applicable state securities commission, if so required, and (iii) supply such amended or supplemented Offering Documents to each of the Placement Agents, in each case as soon as available and in such quantities as each such Placement Agent may from time to time request.



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Faith Bloom Limited
March 30, 2006
Page 4



         (f) The Company shall promptly notify each of the Placement Agents of material events which would necessitate modification of any Offering Documents, or any amendments or supplements thereto.

         (g) The Company shall be responsive to each Placement Agent's inquiries about the Company's ongoing operations as they relate to the Offering and the Offering Documents, or any amendments or supplements thereto. The Company shall permit each of the Placement Agents and their respective representatives, including, without limitation, their respective legal counsel, to conduct the Due Diligence Investigation, as each such Placement Agent shall from time to time request. The Due Diligence Investigation, whether made by or on behalf of either or both of the Placement Agents, shall under no circumstances affect any of the representations and warranties of the Company contained in this Agreement.

         (h) The Company will not take any action, or omit to take any action, whether prior to, during or following the Offering, that will cause the Exemption not to be available to the Company and the Offering.

         (i) The Company shall make available to each prospective purchaser of Securities at a reasonable time prior to such prospective purchaser's purchase of Securities, the opportunity to ask questions and receive answers concerning the terms and conditions of the Offering and to obtain any additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of the Offering Documents.

         (j) The Company shall not offer or sell Securities by any form of general solicitation or general advertising.

         (k) Any offer or sale of any security of the Company made by or for the Company within six (6) months preceding the date of this Agreement (i) complied in all respects with the requirements of the 1933 Act, the 1934 Act, the rules and regulations of the SEC promulgated under each of the 1933 Act and the 1934 Act, and any applicable state securities laws, and (ii) was made only to persons or entities deemed to be "accredited investors" within the meaning of Rule 501 of Regulation D promulgated under the 1933 Act.

         (l) The Company has full legal right, power and authority to enter into this Agreement and perform the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement on the part of the Company, enforceable against the
Company in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited by applicable laws and except as the enforcement hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, or by general equitable principles.



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Faith Bloom Limited
March 30, 2006
Page 5



         5. Conditions to Closing.

         (a) The Company's obligation to pay the Placement Agents the Commissions and to take any other actions required to be taken by the Company at a Closing is subject to any satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by the Company, in whole or in part):

                  (i) All representations and warranties of the Placement Agents contained herein shall be true and correct in all material respects on and as of the date of the Closing (the "Closing Date") as if made on and as of the Closing Date.

                  (ii) Each of the covenants and obligations that the Placement Agents are required to perform or to comply with pursuant to this Agreement at or prior to the Closing must have been duly performed and complied with in all material respects.

                  (iii) Neither the Company nor any of its affiliates shall be subject to any order, decree or injunction by a court of competent jurisdiction which prevents the consummation of any of the transactions contemplated by this Agreement.

                  (iv) No statute, rule or regulation shall have been enacted by the government (or any governmental agency) of the United States or any state, municipality or other political subdivision thereof that makes the consummation of any of the transactions contemplated by this Agreement illegal.

         (b) The Placement Agents' respective obligation to use their respective reasonable best efforts to place the Securities and to take any other actions required to be taken by them at a Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by the Placement Agents, in whole or in part):

                  (i)  All   representations   and  warranties  of  the  Company
         contained herein shall be true and correct in all material respects on and as of the Closing Date as if made on and as of the Closing Date.

                  (ii) Each of the covenants and obligations that the Company is required to perform or to comply with pursuant to this Agreement at or prior to the Closing must have been duly performed and complied with in all material respects.

                  (iii) The Placement Agents shall have received from the Company's counsel, an opinion, dated as of the Closing Date, addressed to the Placement Agents and each of the purchasers of Securities, the form and substance of which shall be acceptable to the Placement Agents.



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Faith Bloom Limited
March 30, 2006
Page 6



                  (iv) The Placement Agents shall have received a duly executed certificate of the Company's Secretary, dated as of the Closing Date,
         (1) certifying, as complete and accurate as of the Closing Date, attached copies of the Company's charter and bylaws; (2) certifying and attaching all requisite resolutions of the Company's Board of Directors, and committees thereof, approving the execution and delivery of this Agreement and the consummation of the transactions contemplated in this Agreement; and (3) certifying to the incumbency and signatures of the officers of the Company executing on behalf of the Company, this Agreement and all other documents relating to the transactions contemplated in this Agreement.

                  (v) The  Placement  Agents  shall  have  received  such  other documents and certificates as they may reasonably request for the purpose of facilitating the consummation of the transactions contemplated in this Agreement.

                  (vi) Neither Placement Agent nor any of their respective affiliates shall be subject to any order, decree or injunction by a court of competent jurisdiction which prevents the consummation of any of the transactions contemplated by this Agreement.

                  (vii) No statute, rule or regulation shall have been enacted by the government (or any governmental agency) of the United States or any state, municipality or other political subdivision thereof that makes the consummation of any of the transactions contemplated by this Agreement illegal.

         6. Indemnification.

         (a) To the extent permissible by law, the Company will indemnify and hold harmless each of the Placement Agents and their respective affiliates, directors, officers, shareholders, attorneys, consultants, partners, agents, employees and controlling persons (within the meaning of the 1933 Act) (for purposes of this Section 6(a), each an "Indemnitee") against any losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof), as incurred, related to or arising out of or in connection with any (i) actions taken or omitted to be taken by the Company or any of its directors, officers, partners, shareholders, attorneys, agents, consultants, employees or controlling persons (within the meaning of the 1933 Act) (each, a "Company Person"), (ii) actions taken or omitted to be taken by an Indemnitee pursuant to the terms of, or in connection with any of the services rendered pursuant to, this Agreement or any transaction contemplated hereby, (iii) breach of any representation, warranty, agreement or covenant of the Company contained herein, or (iv) untrue statement or alleged untrue statement of any material fact contained in the Offering Documents, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein


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Faith Bloom Limited
March 30, 2006
Page 7



or necessary to make the statements therein not misleading; provided, however, that the Company shall not be liable if and to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in conformity with information furnished by or on behalf of the Placement Agents in writing specifically for use in the Offering Documents, and will reimburse each Indemnitee for all reasonable legal and other expenses incurred from time to time in connection with investigating or defending any such losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof); provided, however, that the Company shall not be responsible for any losses, claims, damages, expenses or liabilities of any Indemnitee to the extent, and only to the extent, that it is determined by a court of competent jurisdiction, not subject to further appeal or review, that such losses, claims, damages, expenses or liabilities are solely and directly caused by the willful misconduct or gross negligence of such Indemnitee. In addition, no Indemnitee shall have any liability (whether direct or indirect, in contract, tort or otherwise) to any Company Person, or to any person or entity asserting any claim on behalf of any such Company Person, directly or indirectly related to or arising out of or in connection with any actions taken or omitted to be taken by such Indemnitee pursuant to the terms of, or in connection with any of the services rendered pursuant to, this Agreement or any transaction contemplated hereby, except to the extent, and only to the extent, that it is determined by a court of competent jurisdiction, not subject to further appeal or review, that such liability directly relates to any losses, claims, damages, expenses or liability solely and directly caused by the willful misconduct or gross negligence of such Indemnitee. In the event a claim for indemnification is determined to be unenforceable by the final judgment of a court of competent jurisdiction, then the Company shall contribute to the aggregate losses, claims, damages or liabilities to which an Indemnitee may be subject, in such amount as is appropriate to reflect the relevant benefits received by the Company and the party seeking contribution, on the one hand, and the relative faults of the Company and the party seeking contribution on the other, as well as any relevant equitable contribution. For purposes hereof, the relative benefits received by the Company, on the one hand, and a Placement Agent, on the other hand, shall be deemed to be in the same proportion as (i) the aggregate proceeds from the Offering (net of commissions but before deducting other expenses) received by the Company are to (ii) the aggregate commissions received by such Placement Agent in connection with the Offering.

         (b) To the extent permissible by law, Sterne Agee will indemnify and hold harmless, the Company and each of its directors, officers, partners, agents, consultants, employees and controlling persons (within the meaning of the 1933 Act) (each, a "Company Person"), from and against any losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as incurred, related to or arising out of or in connection with any (i) untrue statement or alleged untrue statement of any material fact contained in any information supplied to the Company by or on behalf of Sterne Agee in writing specifically for use in the Offering Documents, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) breach of any representation, warranty, agreement or covenant of Sterne Agee contained herein, and will reimburse each Company Person for all reasonable legal and other


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Faith Bloom Limited
March 30, 2006
Page 8



expenses incurred from time to time in connection with investigating or defending any such losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof). In the event a claim for indemnification is determined to be unenforceable by the final judgment of a court of competent jurisdiction, then Sterne Agee shall contribute to the aggregate losses, claims, damages or liabilities to which any Company Person may be subject in such amount as is appropriate to reflect the relevant benefits received by Sterne Agee and the party seeking contribution, on the one hand, and the relative faults of Sterne Agee and the party seeking contribution on the other, as well as any relevant equitable contribution. For purposes hereof, the relative benefits received by Sterne Agee, on the one hand, and the Company, on the other hand, shall be deemed to be in the same proportion as (i) the aggregate Commissions received by Sterne Agee in connection with the Offering are to (ii) the aggregate proceeds from the Offering (net of Commissions but before deducting other expenses) received by the Company. Notwithstanding anything to the contrary contained herein, under no circumstances shall Sterne Agee be obligated to contribute to the Company and the Company Persons, collectively, an amount in excess of the aggregate Commissions received by Sterne Agee in connection with the Offering.

         (c) To the extent permissible by law, Co-Placement Agent will indemnify and hold harmless, the Company and each of its directors, officers, partners, agents, consultants, employees and controlling persons (within the meaning of the 1933 Act) (each, a "Company Person"), from and against any losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as incurred, related to or arising out of or in connection with any (i) untrue statement or alleged untrue statement of any material fact contained in any information supplied to the Company by or on behalf of Co-Placement Agent in writing specifically for use in the Offering Documents, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) breach of any representation, warranty, agreement or covenant of Co-Placement Agent contained herein, and will reimburse each Company Person for all reasonable legal and other expenses incurred from time to time in connection with investigating or defending any such losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof). In the event a claim for indemnification is determined to be unenforceable by the final judgment of a court of competent jurisdiction, then Co-Placement Agent shall contribute to the aggregate losses, claims, damages or liabilities to which any Company Person may be subject in such amount as is appropriate to reflect the relevant benefits received by Co-Placement Agent and the party seeking contribution, on the one hand, and the relative faults of Co-Placement Agent and the party seeking contribution on the other, as well as any relevant equitable contribution. For purposes hereof, the relative benefits received by Co-Placement Agent, on the one hand, and the Company, on the other hand, shall be deemed to be in the same proportion as (i) the aggregate Commissions received by Co-Placement Agent in connection with the Offering are to (ii) the aggregate proceeds from the Offering (net of Commissions but before deducting other expenses) received by the Company. Notwithstanding anything to the contrary contained herein, under no circumstances shall Co-Placement Agent be obligated to contribute to the Company and the Company Persons, collectively, an amount in excess of the aggregate Commissions received by Co-Placement Agent in connection with the Offering.


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Faith Bloom Limited
March 30, 2006
Page 9


         (d) To the extent permissible by law, each Placement Agent (the "Indemnifying Placement Agent") will indemnify the other Placement Agent and the other Placement Agent's affiliates, directors, officers, shareholders, partners, agents, employees and controlling persons (within the meaning of the 1933 Act) (for purposes of this Section 6(d), each an "Indemnitee") against any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) based on or arising out of any (i) negligence or willful misconduct on the part of the Indemnifying Placement Agent or its directors, officers, partners, agents, employees and controlling persons (within the meaning of the 1933 Act (each, an "Indemnifying Placement Agent Person"), (ii) untrue statement or alleged untrue statement of any material fact contained in any information supplied to the Company by or on behalf of the Indemnifying Placement Agent in writing specifically for use in the Offering Documents, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) breach of any representation, warranty, agreement or covenant of the Indemnifying Placement Agent contained herein, (iv) act or omission of the Indemnifying Placement Agent or any Indemnifying Placement Agent Person that causes the Exemption not to be available to the Company and the Offering, or (v) violation of any other statute, regulation, rule or other law, whether federal or state, by virtue of any act or omission of the Indemnifying Placement Agent or any Indemnifying Placement Agent Person, and will reimburse each Indemnitee for all reasonable legal and other expenses incurred in connection with investigating or defending any such losses, claims, damages, liabilities, actions or approvals; provided, however, that the Indemnifying Placement Agent will not be liable to any Indemnitee in any such case for losses, claims, damages, liabilities or expenses based on or arising out of the negligence or willful misconduct on the part of such Indemnitee. In the event a claim for indemnification is determined to be unenforceable by the final judgment of a court of competent jurisdiction, then the Indemnifying Placement Agent (the "Contributing Placement Agent") shall contribute to the aggregate losses, claims, damages or liabilities to which an Indemnitee may be subject in such amount as is appropriate to reflect the relative benefits received by the Contributing Placement Agent and the party seeking contribution, on the one hand, and the relative faults of the Contributing Placement Agent and the party seeking contribution on the other, as well as any relevant equitable contribution. For purposes hereof, the relative benefits received by Sterne Agee, on the one hand, and Co-Placement Agent, on the other hand, shall be deemed to be in the same proportion as (i) the aggregate commissions received by Sterne Agee in connection with the Offering are to (ii) the aggregate commissions received by Co-Placement Agent in connection with the Offering. Notwithstanding anything to the contrary contained herein, under no circumstances shall the Contributing Placement Agent be obligated to contribute to the Indemnitees, collectively, any amount in excess of the aggregate commissions received by the Contributing Placement Agent in connection with the Offering.

Faith Bloom Limited
March 30, 2006
Page 10



         (e) Promptly after receipt by an indemnified party under this Section 6 of notice of the assertion of any claim or the commencement of any action, if any indemnified party intends to make a claim for indemnification against any indemnifying party under this Section 6, then the indemnified party will notify the indemnifying party in writing of such assertion or commencement and will provide the indemnifying party with copies of all pleadings with which the indemnified party has been served or has otherwise obtained; provided however, the omission to so notify the indemnifying party will not relieve the indemnifying party from any liability it may have to the indemnified party under this Section 6 unless such omission irreparably prejudiced the indemnifying party. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and to assume the defense thereof, with counsel satisfactory to such indemnified party (it being understood that the indemnifying party shall not be liable for the fees and expenses of more than one separate firm of attorneys for all such indemnified parties). After notice from the indemnifying party to such indemnified party of their election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

         7. Notice. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim or other communication if addressed to the intended recipient as set forth below shall be deemed to be duly given either when personally delivered or two days after it is sent by registered or certified mail, return receipt requested, postage prepaid, or one day after it is delivered to a commercial overnight courier, or upon confirmation if delivered by facsimile:

                  If to the Company:

                  Faith Bloom Limited
                  Youth Pioneer Park
                  Taian Economic and Development Zone
                  Taian City, Shandong Province
                  People's Republic of China
                  Attention: Mr. Xiangzhi Chen, Chairman and CEO


                  With a copy to:

                  Preston, Gates, Ellis, LLP
                  1900 Main Street, Suite 600
                  Irvine, California 92614
                  Attn: Daniel K. Donahue
                  Facsimile: (949) 253-0902

Faith Bloom Limited
March 30, 2006
Page 11



                  If to Sterne Agee:

                  Sterne, Agee & Leach, Inc.
                  800 Shades Creek Parkway, Suite 700
                  Birmingham, Alabama 35209
                  Attn: W. Barry McRae
                  Facsimile: (205) 949-3626

                  With a copy to:

                  Skadden, Arps, Slate, Meagher & Flom, LLP
                  300 South Grand Avenue
                  Los Angles, California 90071
                  Attn: Rodrigo A. Guerra, Jr.
                  Facsimile: (213) 621-5217

                  If to Co-Placement Agent:

                  Global Hunter Securities
                  1808 Point de Vue, Suite 1000
                  Flower Mound, Texas 75022
                  Attn: Daniel O. Conwill
                  Facsimile: (504) 525-5607

                  With a copy to:

                  Skadden, Arps, Slate, Meagher & Flom, LLP
                  300 South Grand Avenue
                  Los Angles, California 90071
                  Attn: Rodrigo A. Guerra, Jr.
                  Facsimile: (213) 621-5217

         Any party may give any notice, request, demand, claim, or other communication hereunder using any other means, but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended. Any party may change the address to which such notices, requests, demands, claims, or other communications are to be delivered by giving the other parties notice in the manner herein set forth.

         8. Benefit and Non-Assignment. This Agreement is made solely for the benefit of the parties hereto and their respective officers and directors and any controlling person referred to in Section 15 of the 1933 Act, and their respective successors and assigns, and no other person shall acquire or have any

Faith Bloom Limited
March 30, 2006
Page 12



right under or by virtue of this Agreement. Notwithstanding the foregoing, this Agreement may not be assigned, in whole or in part, by any party hereto without the prior written consent of each of the other parties hereto. The term "successor" or the term "successors and assigns" as used in this Agreement shall not include any purchasers, as such, in the Offering.

         9. Survival. Subject to any applicable statutes of limitations, the indemnities, agreements, representations, warranties and covenants of each of the parties hereto as set forth in or made pursuant to this Agreement shall survive and remain in full force and effect for a period of three (3) years, regardless of (i) any investigation made by or on behalf of any of the parties hereto or any of their respective attorneys, officers, directors, partners, shareholders, members, agents, consultants, employees, affiliates or controlling persons (within the meaning of the 1933 Act), (ii) the delivery of or payment for any of the Securities, and (iii) the termination of this Agreement.

         10. Termination. Any of the parties hereto may, at its option, terminate this Agreement for any reason upon giving each of the other parties hereto fifteen (15) days' prior written notice. Notwithstanding any other provision in this Agreement, this Agreement shall terminate immediately upon the earlier to occur of (i) the sale of all of the Securities, (ii) May 31, 2006, unless extended by the mutual agreement of the parties hereto, or (iii) either of the Placement Agents providing the Company with written notice to the effect that such Placement Agent does not wish to serve as a placement agent in connection with the Offering, based in whole or in part upon the Due Diligence Investigation.

         11. Governing Law and Venue. The validity, interpretation and construction of this Agreement and of each part hereof will be governed by the laws of the State of Alabama, without regard to conflicts-of-laws principles. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may be brought against any of the parties hereto in the courts of the State of Alabama, County of Jefferson, or, if it has or can acquire jurisdiction, in the United States District Court for the Northern District of Alabama, and each of the parties hereto consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue made therein. Process in any action or proceeding referred to in the preceding sentence may be served on any of the parties hereto anywhere in the world.

         12. Counterparts. This Agreement may be executed in any number of counterparts, each of which may be deemed an original and all of which together will constitute one and the same instrument.

         13. Modification and Waiver. No provision of this Agreement may be modified, amended, waived or discharged unless such waiver, amendment, modification or discharge is agreed to in writing and signed by each of the parties hereto. The waiver by any party hereto to insist upon the performance of any of the terms and conditions of this Agreement, or the waiver by any party hereto of any breach of any of the terms and conditions of this Agreement, shall not be construed as thereafter waiving any such terms and conditions, but the same shall continue and remain in full force and effect as if no such forbearance or waiver had occurred.

Faith Bloom Limited
March 30, 2006
Page 13



         14. Severability. The provisions of this Agreement shall be deemed severable, and the invalidity or unenforceability of any provision of this Agreement will not and shall not be deemed to affect the validity or enforceability of any other provision hereof. In the event any provision of this Agreement is held to be invalid or unenforceable, the parties hereto hereby agree that the remaining provisions hereof shall be deemed to be in full force and effect as if they had been executed by each of the parties hereto subsequent to the expunging of the invalid or unenforceable provision.

         15. Interpretation. The language used in this Agreement shall not be construed in favor of or against any of the parties hereto, but shall be construed as if each of the parties hereto prepared this Agreement. The language used in this Agreement shall be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any such party.

         16. Headings. The titles and headings of the various paragraphs of this Agreement are inserted for convenience of reference only, and shall not be deemed to govern or affect the meaning or interpretation of any of the terms hereof.

         17.  Complete   Understanding.   This  Agreement  contains  the  entire
agreement between the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements, written or oral, with respect thereto.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Faith Bloom Limited
March 30, 2006
Page 14




         If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us the enclosed duplicate hereof, whereupon it will become a binding agreement between the Company, Sterne Agee and Co-Placement Agent in accordance with its terms

                                         Very truly yours,

                                         STERNE, AGEE & LEACH, INC.


                                         By: /s/ James S. Holbrook, Jr.
                                            ------------------------------------
                                            James S. Holbrook, Jr.
                                            Chairman and Chief Executive Officer


Accepted this 30th day of March, 2006

GLOBAL HUNTER SECURITIES


By:  /s/ Daniel O. Conwill
   --------------------------------
         Daniel O. Conwill
         Managing Director


Accepted this __ day of March, 2006

FAITH BLOOM LIMITED


By:   /s/ Xiangzhi Chen
    -------------------------------
          Xiangzhi Chen
          Chairman and CEO